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                                                         Exhibit 10.10(d)

"Pages where confidential treatment has been requested are marked 'Confidential Treatment Requested.' The redacted material has been separately filed with the Commission, and the appropriate section has been marked at the appropriate place and in the margin with a star (*)."

                     'Confidential Treatment Requested'

                                  AMENDMENT TO
                  MASTER NATURAL GAS LIQUIDS PURCHASE AGREEMENT

          This Amendment is executed this 29th day of November, 2001, to be effective as the Effective Date, as such term is defined hereinafter, by and between CHEVRON U.S.A. INC. ("CUSA") and DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP ("Dynegy"), formerly known as Warren Petroleum Company, Limited Partnership.

          WHEREAS, CUSA and Dynegy entered into that certain Master Natural Gas Liquids Purchase Agreement, effective as of September 1, 1996, as amended (the Master Agreement"), under which Dynegy agreed to purchase, and Chevron agreed to sell, all of CUSA's right, title and interest in certain natural gas liquids ("NGLs") produced at a number of facilities more particularly described in the Master Agreement (the "Facilities"); and

          WHEREAS, pursuant to Section 5.4 of the Master Agreement, CUSA and Dynegy have negotiated new pricing provisions applicable at some of the Facilities and now wish to amend the Master Agreement in order to implement such new pricing provisions;

          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CUSA and Dynegy agree as follows:

          1. Article I, DEFINITIONS, the definition of "Mont Belvieu T&F Costs" shall be deleted in its entirety and replaced with the following definition:

          MONT BELVIEU T&F COSTS shall mean Pipeline Transportation Costs to Mont Belvieu, a loss allowance no greater than that charged to an unaffiliated third Person, and a per Gallon fractionation fee calculated as follows:

               Fractionation Fee Formula (cents per Gallon):

*              [[REDACTED] + [REDACTED] * (Fuel cm/ Fuel base) + [REDACTED]
*              (Elec pm/ Elec base) + [REDACTED] * (CPIU/CPI base)]

               Where:

               Fuel cm   = The current Month fuel cost (in $/MMBtu) equivalent
                           to the Houston Ship Channel Index of INSIDE FERC'S GAS MARKET REPORT, for natural gas (large packages).

*              Fuel base = [REDACTED] per MMBtu

               Elec pm   = The combined average cost of purchased electricity
                           (in CENTS/Kilowatt hour) at the Fractionator during the preceding Month.

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                            'Confidential Treatment Requested'

*              Elec base = [REDACTED] per Kilowatt hour.

               CPIU      = The latest available Consumer Price Index, All Urban
                           Consumers - ("CPI-U"), U.S. city average, All Items, as published by the United States Bureau of Labor Statistics (the "BLS") or any successor agency thereto (the "CPI-U Index"). The CPI-U Index shall be taken from the data published by the Bureau of Labor Statistics, as of the date hereof, electronically at the following Internet address: ftp://ftp.bls.gov/pub/special.reguests/cpi/cpiai.txt, or at any successor Internet address or as same is published in hardcopy form.

               CPIU base = The Consumer Price Index, All Urban Consumers -
                           ("CPI-U"), U.S. city average, All Items, as published by the United States Bureau of Labor Statistics for the Month of July 2001.

          2. Article V, PRICE, Section 5.1 shall be deleted in its entirety and replaced with the following:

               5.1 Except as otherwise provided herein, Dynegy shall pay CUSA
* for the NGLs purchased hereunder (i) a price equal to [REDACTED] as quoted by the Oil Price Information Service ("OPIS") for Mont Belvieu, Texas (Non-TET) for the Month in which NGLs are delivered to Dynegy, less Mont Belvieu T&F Costs, for the volumes of NGLs delivered to Dynegy at the applicable Delivery Point at the tailgate of the Plants listed in Exhibit "B" which is attached hereto and made a part hereof, EXCEPT THAT (1) the OPIS category for EP Mix at Mont Belvieu, Texas will be used in pricing the Ethane Component and (2) the OPIS category "Other (Non-TET)" at Mont Belvieu, Texas will be used in pricing the
* Normal Butane Component, (ii) a price equal to [REDACTED] as quoted by OPIS for Group 140 (Conway, Kansas) for the Month in which NGLs are delivered to Dynegy, less Conway T&F Costs, for the volumes of NGLs delivered to Dynegy at the applicable Delivery Point at the tailgate of the Plants listed in Exhibit "C" which is attached hereto and made
* a part hereof, (iii) a price equal to [REDACTED] as quoted by OPIS for Mont Belvieu, Texas (Non-TET) for the Month in which NGLs are delivered to Dynegy, less Mont Belvieu T&F Costs, plus the T&F Costs paid by CUSA to a third Person to fractionate Raw NGL Mix into Fractionated NGLs for the volumes of NGLs delivered to Dynegy at the applicable Delivery Point at the tailgate of the Plants listed in Exhibit "D" which is attached hereto and made a part hereof, (iv)
* [REDACTED] percent of the Netback Price for the volumes of NGLs delivered to Dynegy at the applicable Delivery Point at the tailgate of the Plants listed in Exhibit "E" which is attached hereto and made a part hereof, EXCEPT THAT, with respect to the NGLs produced at the Plants listed in Exhibit "E" situated in the State of California and sold to Dynegy, the price payable by Dynegy to CUSA shall be
* [REDACTED] percent of the Netback Price, and (v) the price for each NGL delivered to Dynegy at the Delivery Point at the tailgate of the Venice Fractionator as set forth in Exhibit "F" which is attached hereto and made a part hereof. Dynegy shall use every reasonable effort to obtain the highest

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                      'Confidential Treatment Requested'

          Netback Price for NGLs. Notwithstanding the foregoing, it is understood and agreed that Dynegy's share of the Netback Price received from the disposition of NGLs, shall never be less than
* [REDACTED] per Gallon of each NGL delivered to Dynegy at the Delivery Point. The Parties recognize and acknowledge that during any given Month, NGLs delivered to Dynegy may be sold to Dynegy under different pricing scenarios as set forth in (i) through (iv) above, depending on the particular market for such NGLs as set forth in Exhibits "B", "C", "D" and "E".

          3. Article V, PRICE, Section 5.2 shall be deleted in its entirety and replaced with the following:

               5.2 With respect to the Raw NGL Mix delivered by or on behalf of CUSA to Dynegy, the price set forth in Section 5.1 above shall be based on the Components contained in the Raw NGL Mix delivered to Dynegy at the tailgate of the applicable processing Plant, EXCEPT THAT, for any Raw NGL Mix transported to Mont Belvieu for fractionation, (i) the OPIS category for EP Mix at Mont Belvieu, Texas will be used in pricing the Ethane Component and (ii) the OPIS category "Other (Non-TET)" at Mont Belvieu, Texas will be used in pricing the Normal Butane Component.

          4. Notwithstanding the provisions of Section 5.4 of the Master Agreement, the parties hereto acknowledge that the new pricing provision set forth above as implemented by this Amendment shall be effective on and after October 1, 2001 (the "Effective Date"). The parties hereto further acknowledge and agree that the pricing provision as set forth in the Master Agreement prior to this Amendment shall continue to apply to those NGLs delivered to Dynegy at the Delivery Points prior to October 1, 2001.

          5. All other provisions of the Master Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, CUSA and Dynegy have each caused their duly authorized representative to execute this Amendment effective as of the Effective Date.

DYNEGY MIDSTREAM SERVICES,                          CHEVRON U.S.A. INC.
LIMITED PARTNERSHIP
By Dynegy Midstream G.P., Inc.,
its General Partner


By: /s/ Stephen A. Furbacher                       By:   /s/ R.C. Neff
   -------------------------                           ----------------
Name:  Stephen A. Furbacher                        Name:   R.C. Neff
     -------------------------                          ---------------
Title: President                                   Title: Manager, Midstream


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